                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of NYFIX,  Inc. (the "Company") on Form
10-Q for the period ending  September 30, 2002 as filed with the  Securities and
Exchange  Commission on the date hereof (the "Report"),  I, Mark R. Hahn,  Chief
Financial Officer of the Company, hereby certify,  pursuant to 18 U.S.C. Section
1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002, to
the best of my knowledge, that:

    (1) The Report fully  complies  with the  requirements  of section  13(a) or
15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /s/ Mark R. Hahn
-----------------------
Mark R. Hahn
Chief Financial Officer
November 13, 2002

This  certification  accompanies  this  Report  pursuant  to Section  906 of the
Sarbanes-Oxley  Act of 2002 and  shall not be deemed  filed by the  Company  for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.